Exhibit 99.1

REALOGY ANNOUNCES COMPLETION OF EXCHANGE OFFERS AND CONSENT SOLICITATIONS

PARSIPPANY, N.J., (January 5, 2011) — Realogy Corporation (“Realogy” or the “Company”) announced today that it completed its previously announced private exchange offers and consent solicitations (the Exchange Offers”) relating to its outstanding 10.50% Senior Notes due 2014 (the “Existing Senior Cash Notes”), its outstanding 11.00%/11.75% Senior Toggle Notes due 2014 (the “Existing Senior Toggle Notes” and, together with the Existing Senior Cash Notes, the “Existing Senior Notes”) and its outstanding 12.375% Senior Subordinated Notes due 2015 (the “Existing Senior Subordinated Notes” and, together with the Existing Senior Notes, the “Existing Notes”). The Exchange Offers expired at Midnight, New York City time, on December 29, 2010 (the “Expiration Time”), and Realogy accepted for exchange all Existing Notes validly tendered and not validly withdrawn at or prior to such time. As of the Expiration Time, approximately $2,742 million aggregate principal amount of the Existing Notes (or approximately 90%) were validly tendered in the Exchange Offers, with the breakdown as follows: $1,636 million, $421 million and $685 million aggregate principal amount of the Existing Senior Cash Notes, Existing Senior Toggle Notes and Existing Senior Subordinated Notes (representing approximately 96%, 90% and 78% respectively of the aggregate principal amount of each series of Existing Notes outstanding), and upon closing of the Exchange Offers, there remained outstanding approximately $64 million aggregate principal amount of Existing Senior Cash Notes, $49 million aggregate principal amount of Existing Senior Toggle Notes and $190 million aggregate principal amount of Existing Senior Subordinated Notes. Of the total Existing Notes validly tendered and not validly withdrawn in the Exchange Offers as of the Expiration Time, approximately $2,110 million aggregate principal amount were tendered for Convertible Notes (as defined below) and approximately $632 million aggregate principal amount were tendered for the Extended Maturity Notes (as defined below).

As a result of the Exchange Offers, Realogy issued approximately (i) $492 million aggregate principal amount of new 11.50% Senior Cash Notes due 2017 (the “New 11.50% Senior Cash Notes”) and $1,144 million aggregate principal amount new 11.00% Series A Convertible Senior Subordinated Notes due 2018 (the “Series A Convertible Notes”) in exchange for the validly tendered Existing Senior Cash Notes; (ii) $130 million aggregate principal amount of new 12.00% Senior Cash Notes due 2017 (the “New 12.00% Senior Cash Notes”) and $291 million aggregate principal amount of 11.00% Series B Convertible Senior Subordinated Notes due 2018 (the “Series B Convertible Notes”) in exchange for the validly tendered Existing Senior Toggle Notes; and (iii) $10 million aggregate principal amount of new 13.375% Senior Subordinated Notes due 2018 (the “New Senior Subordinated Notes” and together with the New 11.50% Senior Cash Notes and New 12.00% Senior Cash Notes, the “Extended Maturity Notes”) and $675 million aggregate principal amount of 11.00% Series C Convertible Senior Subordinated Notes due 2018 (together with the Series A Convertible Notes and the Series B Convertible Notes, the “Convertible Notes”) in exchange for the validly tendered Existing Senior Subordinated Notes.

In addition, based on the receipt of the required consents for certain amendments to the indentures governing the Existing Senior Notes (the “Amendments”) and the completion of the Exchange Offers, the supplemental indentures evidencing the Amendments previously executed by Realogy, the guarantors listed therein and the trustee are now operative. The Amendments eliminate substantially all of the restrictive covenants and certain of the default provisions contained in the indentures governing the Existing Senior Notes.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers were made and the New Notes were offered only to “qualified institutional buyers” and institutional “accredited investors” as defined under the Securities Act. The New Notes and the shares of Class A common stock of Holdings, par value $0.01 per share (the “Class A Common Stock”) issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or under any state securities laws, and the New Notes and the shares of Class A Common Stock issuable upon conversion of the Convertible Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act, and accordingly, are subject to significant restrictions on transfer and resale as more fully described in Realogy’s confidential offering memorandum, dated November 30, 2010, as supplemented, and the related letter of transmittal and consent, as supplemented.

About Realogy

Realogy Corporation, a global provider of real estate and relocation services, has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Realogy’s world-renowned brands and business units include Better Homes and Gardens® Real Estate, CENTURY 21®, Coldwell Banker®, Coldwell Banker Commercial®, The Corcoran Group®, ERA®, Sotheby’s International Realty®, NRT LLC, Cartus and Title Resource Group. Collectively, Realogy’s franchise systems have approximately 14,700 offices and 267,000 sales associates doing business in 100 countries and territories around the world. Headquartered in Parsippany, N.J., Realogy is owned by affiliates of Apollo Management, L.P., a leading private equity and capital markets investor.

Forward Looking Statements

Certain statements in this press release constitute “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy Corporation to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates” and “plans” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: our inability to access capital, including debt refinancing, and/or securitization markets; our substantial amount of outstanding debt; our ability to comply with the affirmative and negative covenants contained in our debt agreements; adverse developments or the absence of sustained improvement in general business, economic and political conditions; adverse developments or the absence of improvement in the residential real estate markets including but not limited to the lack of sustained improvement in the number of home sales and/or further declines in home prices, low levels of consumer confidence, the impact of slow economic growth or future recessions and related high levels of unemployment in the U.S. and abroad, the termination of the federal homebuyer tax credit program, continuing high levels of foreclosures or further disruptions in the foreclosure review process, our geographic and high-end market concentration in particular to our company-owned brokerage operations and reduced availability of mortgage financing or financing availability at rates not sufficiently attractive to homebuyers; the final resolution or outcomes with respect to Cendant’s remaining contingent liabilities; any outbreak or escalation of hostilities on a national, regional or international basis or adverse effects of natural disasters or environmental catastrophes; our failure to enter into or renew franchise agreements, maintain our brands or the inability of franchisees to survive the current real estate cycle; our inability to realize benefits from future acquisitions; and our inability to sustain improvements in our operating efficiency.

Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings “Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2009, under the heading “Forward-Looking Statements” in our Form 10-Q for the quarter ended September 30, 2010, and in our other periodic reports filed from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Investor Relations Contact:

Alicia Swift

(973) 407-4669

alicia.swift@realogy.com

Media Contact:

Rick Matthews

Rubenstein Communications, Inc.

212-843-8267 (office)

862-266-4779 (cell)

rmatth@rubenstein.com

Mark Panus

(973) 407-7215

mark.panus@realogy.com

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